WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held

                                 April 15, 2003

NOTICE is hereby given that the Annual Meeting of Shareholders of Weststar Financial Services Corporation (the "Company") will be held as follows:

            Place:  Renaissance Asheville Hotel
                    Asheville, North Carolina

            Date:   April 15, 2003

            Time:   3:00 p.m.

The purposes of the meeting are:

      1. To elect four (4) members of the Board of Directors for three (3) year terms and one (1) member of the Board of Directors for a two
            (2) year term.

      2. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 2003.

      3. To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

                                       By Order of the Board of Directors

                                       G. Gordon Greenwood
                                       President and Chief Executive Officer
March 6, 2003

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735

                                 PROXY STATEMENT

                     Mailing Date: On or about March 6, 2003

                         ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held
                                 April 15, 2003

General

      This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Weststar Financial Services Corporation (the "Company") for the 2003 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Renaissance Asheville Hotel, Asheville, North Carolina, at 3:00 p.m. on April 15, 2003, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

      Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are W. Edward Anderson, Randall C. Hall and Darryl J. Hart. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the five (5) nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Randall C. Hall, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Authorization to Vote on Adjournment and Other Matters

      Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so.

Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Expenses of Solicitation

      The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone, without additional compensation, by the officers, directors and employees of the Company and its wholly-owned subsidiary, The Bank of Asheville (the "Bank").

Record Date

      The close of business on February 14, 2003, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the Proposals described herein.

Voting Securities

      The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized, and preferred stock, no par value, of which 1,000,000 shares are authorized. At December 31, 2002, there were 957,539 shares of common stock and no shares of preferred stock outstanding. There are approximately 800 holders of record of the Company's common stock.

Voting Procedures; Votes Required for Approval

      Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

      In the case of Proposal 1 below, the five (5) nominees receiving the greatest number of votes shall be elected.

      In the case of Proposal 2, for such Proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the Proposal. Abstentions and broker nonvotes will have no effect.

Ownership of Voting Securities

      As of December 31, 2002, no shareholder known to management owned more than 5% of the Company's common stock. As of December 31, 2002, the beneficial ownership of the Company's common stock, by directors individually, and by directors and executive officers as a group, was as follows:

                                                        AMOUNT AND
           NAME AND ADDRESS OF                      NATURE OF BENEFICIAL            PERCENT
             BENEFICIAL OWNER                         OWNERSHIP (1)(2)              OF CLASS (3)
           -------------------                      --------------------            ------------
W. Edward Anderson                                          39,284                      4.10
Asheville, NC

M. David Cogburn, M.D.                                      23,978(4)                   2.49
Asheville, NC

G. Gordon Greenwood                                         23,290                      2.39
Asheville, NC

Patricia P. Grimes                                               *                         *
Asheville, NC

Darryl J. Hart                                              13,844                      1.44
Asheville, NC

Carol L. King                                               11,603(5)                   1.20
Asheville, NC

Stephen L. Pignatiello                                      18,328(6)                   1.90
Asheville, NC

Kent W. Salisbury, M.D.                                     31,149(7)                   3.23
Asheville, NC

Laura A. Webb                                               12,548(8)                   1.31
Asheville, NC

David N. Wilcox                                             17,597                      1.82
Asheville, NC

All Directors and Executive Officers as a
Group (11 persons)                                         202,595                     19.71

      *     Recently appointed to fill vacancy.

      (1) Except as otherwise noted, to the best knowledge of the Company's management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Dr. Cogburn - 376 shares; Dr. Salisbury - 1,331 shares; and Ms. Webb - 1,089 shares.

      (2) Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Anderson - 6,889 shares; Dr. Cogburn - 3,709 shares; Mr. Greenwood - 14,520 shares; Mr. Hart - 6,889 shares; Ms. King - 6,889 shares; Mr. Pignatiello - 6,889 shares; Dr. Salisbury - 6,889 shares; Ms. Webb - 3,709 shares; and Mr. Wilcox - 6,889 shares.

      (3) The calculation of the percentage of class beneficially owned by each individual and the group is based on a total of 957,539 shares of common stock outstanding as of December 31, 2002 and the number of options capable of being exercised by each person or the group before March 1, 2003.

      (4) Includes 376 shares owned by Dr. Cogburn's spouse and as custodian for minor children.

      (5) Includes 121 shares held by Ms. King as custodian for a minor child.

      (6) Includes 6,742 shares held by Mr. Pignatiello as custodian for minor children.

      (7) Includes 1,331 shares the voting power of which is directed by Dr. Salisbury and 1,331 shares owned by Dr. Salisbury's spouse.

      (8) Includes 1,089 shares owned by Ms. Webb's spouse.

Reports of Changes in Beneficial Ownership

      Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Bylaws of the Company provide that its Board of Directors shall consist of between eight (8) and twelve (12) members, as determined by the Board of Directors or the shareholders, and, if there are nine (9) or more directors, that they shall be classified into three groups with staggered terms of three
(3) years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at ten (10). The following directors whose terms expire at the Annual Meeting have been renominated to three-year terms:

                              Position(s)    Director                       Principal Occupation
Name and Age                     Held          Since          and Business Experience During Past Five Years
-------------                    ----          -----          ----------------------------------------------
M. David Cogburn, M.D.         Director        1999     President, Carolina Mountain Dermatology, P.A., Arden, NC (47)

Stephen L. Pignatiello         Director        1997     President, P. Comms International, LLC, Asheville, NC
(43)                                                    (Wine importer)

Kent W. Salisbury, M.D.        Director        1997     Partner, Asheville Cardiology Associates, P.A., Asheville,
(59)                                                    NC

Laura A. Webb                  Director        1999     President, Webb Investment Services,  Inc., Asheville, NC,
(43)                                                    Vice President, R. Stanford Webb Agency, Asheville, NC

The following director was appointed to fill the remaining term of a deceased director. Pursuant to North Carolina law, her term expires at the Annual Meeting. She has been renominated to a two-year term.

                             Position(s)      Director                      Principal Occupation
Name and Age                     Held          Since          and Business Experience During Past Five Years
-------------                    ----          -----          ----------------------------------------------
Patricia P. Grimes             Director        2003     General Manager, Harry's Cadillac Pontiac GMC, Asheville,
(50)                                                    NC, 1996-Present; Instructor, Asheville-Buncombe Technical
                                                        College, 1978-1996

Incumbent Directors

      The Company's Board of Directors includes the following directors whose terms will continue after the Annual Meeting. The five (5) nominees and the incumbent directors also serve as directors of the Bank:

                              Director      Term                           Principal Occupation
Name and Age                   Since       Expires            and Business Experience During Past Five Years
------------                   -----       -------            ----------------------------------------------
W. Edward Anderson              1997        2004      Director, Hasco Mold Bases, Asheville, NC
(63)

G. Gordon Greenwood             2000        2004      President and Chief Executive Officer of the Company and of
(56)                                                  the Bank, January, 2000-Present; Regional Market Manager, RBC
                                                      Centura Bank, Asheville 1996-2000.

Darryl J. Hart                  1997        2004      Vice President and General Manager, Hart Funeral Services,
(41)                                                  Inc., Asheville, NC

Carol L. King                   1997        2005      CPA and President, Carol L. King & Associates, P.A.,
(57)                                                  Asheville, NC

David N. Wilcox                 1997        2005      Vice President, Wilcox Travel Agency, Inc., Asheville, NC
(42)

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FIVE NOMINEES FOR DIRECTOR OF THE COMPANY FOR THE TERMS INDICATED.

Director Relationships

      No family relationships exist on the Board of Directors. No director is a director of any corporation with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors held twelve (12) regular meetings in 2002. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served, except for Ms. Webb whose absences were due to family medical reasons. The Board of Directors intends to meet monthly in 2003. The Board of Directors has appointed several standing committees including an Audit Committee, Compensation/ Nominating Committee and Executive Committee. Those committees will also meet on a regular basis. The composition of each committee is as follows:

                                                 Compensation/Nominating
            Audit Committee                             Committee                       Executive Committee
            ---------------                             ---------                       -------------------
          W. Edward Anderson                      W. Edward Anderson                    W. Edward Anderson
        M. David Cogburn, M.D.                    G. Gordon Greenwood                   G. Gordon Greenwood
            Darryl J. Hart                           Carol L. King                         Carol L. King
             Carol L. King                      Kent W. Salisbury, M.D.               Kent W. Salisbury, M.D.
                                                    David N. Wilcox                       David N. Wilcox

Report of Audit Committee

      The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the internal audit programs of the Company and the Bank. The Audit Committee assesses the performance and independence of the Company's independent auditors and recommends their appointment and retention for ratification by the shareholders.

      During the course of its examination of the Company's audit process in 2002, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Odom PLLC ("Dixon Odom"), all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Dixon Odom disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Dixon Odom their independence.

      Based on the review and discussions above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Odom PLLC as auditors for 2003.

      The Audit Committee has a written charter, which is reviewed by the Committee for adequacy on an annual basis.

      The Company is not the member of any exchange. However, the Audit Committee members are "independent" as defined by the Nasdaq listing standards.

      The Audit Committee has considered whether Dixon Odom's provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Dixon Odom. The Audit Committee has determined that the provision of any such services is compatible with maintaining the independence of Dixon Odom.

Audit Fees

      The aggregate fees billed by Dixon Odom PLLC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2002 were $28,260.

Financial Information Systems Design and Implementation Fees

      There were no professional services rendered by Dixon Odom PLLC for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

      The aggregate fees and expenses billed by Dixon Odom PLLC for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002 were $3,000. This amount includes fees for tax compliance and planning.

      This report is submitted by the Audit Committee, the members of which are listed above.

Director Compensation

      Directors received compensation of $100 for every meeting attended during the fiscal year ended December 31, 2002.

      The shareholders of the Company ratified the Weststar Financial Services Corporation 2001 Nonqualified Stock Option Plan (the "Nonqualified Option Plan") at the 2001 Annual Meeting of shareholders pursuant to which options on 70,070 shares of the Company's common stock were made available for issuance to members of the Company's Board of Directors. During 2001, options to purchase 69,300 shares of the Company's common stock were granted under the Nonqualified Option Plan, all of which remain outstanding. No options were granted under the Nonqualified Option Plan in 2002.

Executive Officers

      Set forth below is certain information regarding the Company's executive officers.

                                   Position with
Name                      Age         Company                                       Business Experience
----                      ---         -------                                       -------------------
G. Gordon Greenwood       56      Director, President    President and Chief Executive Officer of the Company and the Bank;
                                  and Chief Executive    Regional Market Manager, RBC Centura Bank, Asheville, 1996-2000.
                                        Officer

Randall C. Hall           37         Executive Vice      Executive Vice President, Secretary, and Chief Financial Officer of
                                 President, Secretary,   the Company and the Bank, 1997- Present; Vice President, Secretary
                                  and Chief Financial    and Chief Financial Officer of Bank of Granite Corp and Bank of
                                        Officer          Granite, 1988-1997.

Board Report on Executive Compensation

      The Bank has entered into an employment and change of control agreement with G. Gordon Greenwood (dated February 9, 2000) as its President and Chief Executive Officer to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of five (5) years with renewal at the end of the third year and on each anniversary thereafter for an additional one-year term provided there is an affirmative decision to renew by the Board of Directors. The employment agreement provides for an annual base salary of $125,000, and for participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Greenwood's position or made available to all other employees. Additionally, at the sooner to occur of (i) a "change in control" of the Bank, or (ii) the end of the initial five-year term, Mr. Greenwood is to receive a 10-year annuity of $40,000 per year. The employment agreement provides that Mr. Greenwood may be terminated for "cause" as defined in the employment agreement, and that the employment agreement may otherwise be terminated, in some cases with certain financial consequences incurred by the Bank or Mr. Greenwood. The employment agreement provides that should the Bank terminate the employment agreement other than for cause or disability within 24 months after a "change in control," or should Mr. Greenwood terminate the agreement within such 24 months during which his compensation or responsibilities have been reduced, or his workplace location is moved outside of Asheville, North Carolina, then he shall receive a lump sum equal to two hundred ninety-nine percent (299%) of his "base amount" as determined by Section 280G of the Internal Revenue Code of 1986. A "change in control" shall be deemed to have occurred upon (i) any person becoming the beneficial owner or otherwise acquiring control, directly or indirectly, of securities of the Bank representing thirty-five percent (35%) or more of the voting power of the Bank's now outstanding securities; (ii) the acquisition by any Person in any manner of the ability to elect, or to control the election of, a majority of the directors of the Bank; (iii) the merger of the Bank into another entity or the merger of any entity into the Bank without the Bank being the survivor; or (iv) the acquisition of substantially all of the assets of the Bank by another corporation.

                           SUMMARY COMPENSATION TABLE

                     Annual Compensation Other Compensation

                                           Annual Compensation                       Other Compensation
                                           -------------------                       ------------------
                                                                                                        All
                                                                                                       Other
                                                                                                      Compen-
Name and                          Year(1)    Salary     Bonus                  Options (2)           sation(3)
Principal Position                -------    ------     -----                  -----------           ---------
------------------
G. Gordon Greenwood,               2002     $135,694    $17,850                       -0-              $6,376
President and Chief Executive      2001      126,021     13,000                   36,300                7,149
Officer                            2000      112,050        -0-                       -0-               1,708

Randall C. Hall                    2002      $88,962     $8,300                       -0-              $5,446
Executive Vice President and       2001       81,392     11,000                   19,360                6,219
Secretary                          2000       74,896      5,000                       -0-               2,136

      (1)   Mr. Greenwood became employed by the Bank in February, 2000.

      (2)   Adjusted for stock dividends.

      (3) Includes taxable benefit on group term insurance and 401(k) contributions.

Stock Options

      At the Company's 2001 Annual Meeting, the shareholders approved the adoption of the Weststar Financial Services Corporation 2001 Incentive Stock Option Plan, which provides for the issuance of up to 70,070 options to purchase shares of the Company's common stock. There were no grants of Incentive Stock Options during the fiscal year ended December 31, 2002.

      The following table sets forth information regarding option exercises and option values as of the end of the fiscal year ended December 31, 2002.

                 Aggregated Option Exercises in Fiscal Year 2002
                        And Fiscal Year End Option Values

                                                              Number of Securities              Value of Unexercised
                              Shares                         Underlying Unexercised                 In-the-Money
                             Acquired       Value            Options at December 31,          Options at December 31,
           Name             on Exercise    Realized                 2002 (1)                          2002 (1)
           ----             -----------    --------        ----------------------------     -----------------------------
                                                            Exercisable/Unexercisable        Exercisable/Unexercisable
                                                           ----------------------------     -----------------------------
G. Gordon Greenwood              -0-          -0-                14,520 / 21,780                $159,575 / $239,362

Randall C. Hall                 880         $6,212               6,864 / 11,616                  $75,435 / $127,660

      (1)   Adjusted for stock dividends.

      The Company's stock price on December 31, 2002 was $10.99 per share.

401(k) Savings Plan

      The Company has no employees who are not also employees of the Bank. Hence, the 401(k) Savings Plan of the Bank covers all employees of the Company. In 1998, the Bank adopted a tax-qualified savings plan (the "Savings Plan") which covers all current full-time employees and any new full-time employees who have completed 1,000 hours of service for the employer. Under the savings plan, a participating employee may contribute up to 15% of his or her base salary on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended. The employer may make additional discretionary profit sharing contributions to the savings plan on behalf of all participants. Such discretionary profit sharing contributions may not exceed 6% of the aggregate of the pre-tax base salaries of all participants in the savings plan and are allocated among all participants on the basis of the participant's age and level of compensation. Amounts deferred above the first 6% of salary are not matched by the employer. A participant's contributions and the employer's matching and profit sharing contributions under the savings plan will be held in trust accounts for the benefit of participants. A participant is at all times 100% vested with respect to his or her own contributions under the savings plan, and becomes 100% vested in the account for the employer's matching and profit sharing contributions after completing five years of service with the employer. The value of a participant's accounts under the savings plan becomes payable to him or her in full upon retirement, total or permanent disability or termination of employment for any reason, or becomes payable to a designated beneficiary upon a participant's death. The savings plan also will contain provisions or withdrawals in the event of certain hardships. A participant's contributions, vested matching and profit sharing contributions of the employer, and any income accrued on such contributions, are not subject to federal or state taxes until such time as they are withdrawn by the participant.

Indebtedness of and Transactions with Management

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any "interested director" not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank's lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has appointed the firm of Dixon Odom PLLC as the Company's independent public accountants for 2003. A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF Dixon Odom PLLC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2003.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                        PROPOSALS FOR 2004 ANNUAL MEETING

      It is anticipated that the 2004 Annual Meeting will be held on a date during April 2004. Any Proposal of a shareholder which is intended to be presented at the 2004 Annual Meeting must be received by the Company at its main office in Asheville, North Carolina no later than November 15, 2003, in order that any such Proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a Proposal for the 2004 Annual Meeting is not expected to be included in the proxy statement for that meeting, the Proposal must be received by the Company by February 15, 2004 for it to be timely received for consideration. The Company will use its discretionary authority for any Proposals received thereafter.


                                       12



                    [ ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                    WESTSTAR FINANCIAL SERVICES CORPORATION
               79 Woodfin Place, Asheville, North Carolina 28801
                              APPOINTMENT OF PROXY
                        SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints W. Edward Anderson, Randall C. Hall, and Darryl
J. Hart (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Weststar Financial Services Corporation (the "Company") held of record by the undersigned on February 14, 2003, at the Annual Meeting of Shareholders of the Company to be held at Renaissance Asheville Hotel, Asheville, North Carolina, at 3:00 p.m. on April 15, 2003, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:


1. ELECTION OF DIRECTORS: Proposal to elect five (5) directors of the Company for two and three-year terms as indicated below or until their successors are duly elected and qualified.
                                                  With-         For All
                                     For          hold          Except
Nominees: Three-Year Terms           [ ]          [ ]            [ ]
          M. David Cogburn, M.D.
          Stephen L. Pignatiello
          Kent W. Salisbury, M.D.
          Laura A. Webb
Nominee:  Two-Year Term
          Patricia P. Grimes

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odon PLLC as the Company's independent accountants for 2003.
         For                Against            Abstain
         [ ]                  [ ]                [ ]

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

WESTSTAR FINANCIAL SERVICES CORPORATION

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY AND RETURN TO WESTSTAR FINANCIAL SERVICES CORPORATION.

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                                      Date

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                             Shareholder sign above

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                             Co-holder(if any)above

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

                  PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                    THIS PROXY CARD IN THE ENCLOSED ENVELOPE

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

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